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Exhibit 99.1

        LETTER OF TRANSMITTAL

INTERVAL ACQUISITION CORP.

OFFER TO EXCHANGE
$350,000,000 PRINCIPAL AMOUNT OF 5.625% SENIOR NOTES DUE 2023
AND THE RELATED GUARANTEES
WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

FOR

$350,000,000 PRINCIPAL AMOUNT OF 5.625% SENIOR NOTES DUE 2023
AND THE RELATED GUARANTEES
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

PURSUANT TO THE PROSPECTUS DATED                        , 2016

        THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON [                        ], 2016, UNLESS EXTENDED.

The exchange agent for the exchange offer is:

HSBC Bank USA, N.A.
HSBC Bank USA, National Association
Corporate Trust and Loan Agency
452 Fifth Avenue
New York, NY 10016
Attn: Account Bank
Facsimile: (212) 525-1300
For confirmation call: (212) 525-1427

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Do not complete or return this letter of transmittal if your outstanding notes are held in an account with a Broker, Dealer, Commercial Bank Or Trust Company. This letter of transmittal is being supplied for your information only. The institution holding your outstanding notes will supply you with separate instructions regarding the tender of your outstanding notes.

        The undersigned acknowledges that he or she has received the prospectus, dated                        , 2016 (the "prospectus"), of Interval Acquisition Corp., a Delaware corporation (the "Company") and certain subsidiaries and the parent of the Company (the "Guarantors"), and this letter of transmittal (this "letter"), which together constitute the Company's and the Guarantors' offer (the "exchange offer") to exchange an aggregate principal amount of $350,000,000 of the Company's 5.625% Senior Notes due 2023, including the guarantees thereof by the Guarantors (the "exchange notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 5.625% Senior Notes due 2023, including the guarantees thereof by the Guarantors (the "restricted notes"), from the registered holders thereof (the "holders"). In the event of any conflict between this letter and the prospectus, the prospectus shall govern.

        For each restricted note accepted for exchange, the holder of such restricted note will receive an exchange note having a principal amount equal to that of the surrendered restricted note. The exchange notes will bear interest from the most recent date to which interest has been paid on the restricted notes or, if no interest has been paid on the restricted notes, from April 10, 2015. Accordingly, registered holders of exchange notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from April 10, 2015. Restricted notes accepted for exchange will cease to accrue interest from and after the date of consummation of the exchange offer. Holders of restricted notes whose restricted notes are accepted for exchange will not receive any payment in respect of accrued interest on such restricted notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the exchange offer.

        The Company reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term "expiration date" shall mean the latest time and date to which the exchange offer is extended. The Company shall notify the holders of the restricted notes of any extension as promptly as practicable by oral or written notice thereof.

        This letter is to be completed by a holder of restricted notes if either (a) a tender of restricted notes is to be made by book-entry transfer to the account of the exchange agent at The Depository Trust Company (the "book entry transfer facility"), pursuant to the procedures for tender by book-entry transfer set forth in the prospectus under "The Exchange Offer—Procedures for Tendering Old Notes—Book-Entry Transfers" and an agent's message, as defined below, is not delivered, or (b) certificates for such restricted notes are to be forwarded herewith. Certificates or book-entry confirmation of the transfer of restricted notes into the exchange agent's account at the book-entry transfer facility, as well as this letter, properly completed and duly executed, with any required signature guarantees, and any other documents required by this letter, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter. The term "agent's message" means a message transmitted to the exchange agent by the book-entry transfer facility which states that the book entry transfer facility has received an express acknowledgment that the tendering holder agrees to be bound by this letter and that the Company and the Guarantors may enforce this letter against such holder. Holders of restricted notes who are unable to deliver confirmation of the book-entry tender of their restricted notes into the exchange agent's account at the book-entry transfer facility (a "book-entry confirmation") and all other documents required by this letter to the exchange agent on or prior to the expiration date must tender their restricted notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery Procedures" section of the prospectus. See Instruction 1.

 DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the exchange offer.

        List below the restricted notes to which this letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of restricted notes should be listed on a separate signed schedule affixed hereto.

All tendering holders complete this box:

DESCRIPTION OF RESTRICTED NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if Blank)	Aggregate Principal Amount of Restricted Note(s)	Principal Amount Tendered*

Total

*	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the restricted notes represented by the restricted notes indicated in the previous column. See Instruction 7. Restricted notes tendered hereby must be in denominations of the principal amount of $2,000 and any integral multiple of $1,000 in excess thereof. See Instruction 1.

        The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their outstanding notes must complete this letter of transmittal in its entirety.

Boxes below to be checked by eligible institutions only:

☐	Check here if tendered restricted notes are being delivered by book-entry transfer made to the account maintained by the exchange agent with the book entry transfer facility and complete the following:

Name of tendering institution:

DTC account number:

Transaction code number:

☐	Check here and enclose a photocopy of the notice of guaranteed delivery if tendered restricted notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent and complete the following (see Instruction 1):

Name(s) of registered holder(s):

Window ticket number (if any):

Date of execution of notice of guaranteed delivery:

Name of institution which guaranteed delivery:

If guaranteed delivery is to be made by book-entry transfer:

Name of tendering institution:

DTC account number:

Transaction code number:

☐	Check here if tendered by book-entry transfer and non-exchanged restricted notes are to be returned by crediting the DTC account number set forth above.
☐
Check here if you are a broker-dealer who acquired the restricted notes for your own account as a result of market-making or other trading activities (a "participating broker-dealer") and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. If the undersigned is a broker-dealer that will receive exchange notes, it acknowledges that such restricted notes were acquired by such broker-dealer as a result of market-making or other trading activities and that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the exchange notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive exchange notes, it represents that the restricted notes to be exchanged for the exchange notes were acquired as a result of market-making activities or other trading activities.

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company (which, for purposes hereof, shall be deemed to include the Guarantors) the aggregate principal amount of restricted notes indicated above. Subject to, and effective upon, the acceptance for exchange of the restricted notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such restricted notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered restricted notes, with full power of substitution, among other things, to cause the restricted notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the restricted notes, and to acquire exchange notes issuable upon the exchange of such tendered restricted notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any exchange notes acquired in exchange for restricted notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such exchange notes, whether or not such person is the undersigned, (ii) neither the holder of such restricted notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such exchange notes in violation of the provisions of the Securities Act, (iii) neither the holder of such restricted notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any Guarantor or, if it is an "affiliate" it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such holder is a broker-dealer that will receive exchange notes for its own account in exchange for registrable notes that were acquired as a result of market-making or other trading activities, then such holder will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such exchange securities, and (v) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

        The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the exchange notes issued pursuant to the exchange offer in exchange for the restricted notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such exchange notes. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes and has no arrangement or understanding to participate in a distribution of exchange notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for restricted notes, it represents that the restricted notes to be exchanged for the exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the restricted notes tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the book-entry transfer facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the exchange notes (and, if applicable, substitute certificates representing restricted notes for any restricted notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Restricted Notes."

        The undersigned, by completing the box entitled "Description of Restricted Notes" above and signing this letter, will be deemed to have tendered the restricted notes as set forth in such box above.

SPECIAL ISSUANCE INSTRUCTIONS (See Instruction 3)	SPECIAL DELIVERY INSTRUCTIONS (See Instruction 3)

To be completed ONLY if restricted notes not exchanged and/or exchange notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this letter above, or if restricted notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.
            To be completed ONLY if restricted notes not exchanged and/or exchange notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this letter above or to such person or persons at an address other than shown in the box entitled "Description of Restricted Notes" on this letter above.
Mail exchange notes and/or restricted notes to:
Issue exchange notes and/or restricted notes to:	Name(s):

(Please type or print)
Name(s):

(Please type or print)

(Please type or print)

(Please type or print)
Address:

Address:

(Zip Code)

(Zip Code)
(Complete Form W-9)
☐ Credit unexchanged restricted notes delivered by book-entry transfer to the book-entry transfer facility account set forth below.

(Book-entry transfer facility account number, if applicable)

Important: This letter or a facsimile hereof or an agent's message in lieu thereof (together a book-entry confirmation and all other required documents or the notice of guaranteed delivery) must be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

Please read this entire letter of transmittal
carefully before completing any box above.

PLEASE SIGN HERE (to be completed by all tendering holders) (complete accompanying Form W-9 below)
X

X

(Signature(s) of owner)	(Date)

Area code and telephone number:

        If a holder is tendering any restricted notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the restricted notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):

(Please type or print)

Capacity:

Address:

(Zip Code)

SIGNATURE GUARANTEE
(If required by Instruction 2)

Signature(s) guaranteed by an eligible institution:

(Authorized signature)

(Title)

(Name and firm)

Dated:

 INSTRUCTIONS
Forming part of the terms and conditions of the exchange offer.

1.     Delivery of this letter and notes; Guaranteed delivery procedures.

        A holder of restricted notes may tender the same by (i) properly completing and signing this letter of transmittal or a facsimile thereof (all references in the prospectus to the letter of transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the restricted notes being tendered and any required signature guarantees and any other documents required by this letter of transmittal, to the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date, (ii) complying with the procedure for book-entry transfer described below and set forth in "The Exchange Offer—Procedures for Tendering Old Notes—Book-Entry Transfers" section of the prospectus, or (iii) complying with the guaranteed delivery procedures described below and set forth in "The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery" section of the prospectus. Registered notes tendered hereby must be in denominations of the principal amount of $2,000 and any integral multiple of $1,000 in excess thereof.

        The exchange agent will make a request to establish an account with respect to the restricted notes at The Depositary Trust Company ("DTC"), as the book-entry transfer facility, for purposes of the exchange offer promptly after the date of the prospectus. Any financial institution that is a participant in DTC's system may make book-entry delivery of restricted notes by causing DTC to transfer such restricted notes into the exchange agent's account at DTC in accordance with DTC's Automated Tender Offer Program procedures for such transfer. However, although delivery of restricted notes may be effected through book-entry transfer at DTC, an agent's message in connection with book-entry transfer and any other required documents must, in any case, be transmitted to and received by the exchange agent at the address set forth herein on or prior to the expiration date or the guaranteed delivery procedures, described below and in "The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery" section of the prospectus, must be complied with.

        A holder may tender restricted notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an agent's message to the exchange agent for its acceptance. The term "agent's message" means a message transmitted to the exchange agent by DTC which states that the DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that the Company and the Guarantors may enforce the letter of transmittal against such holder. Delivery of an agent's message will also constitute an acknowledgement from the tendering DTC participant that the representations and warranties set forth in this letter of transmittal are true and correct.

        DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH THE AUTOMATIC TENDER OFFER PROGRAM.

        Holders who cannot deliver required documents to the exchange agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their restricted notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery" section of the prospectus. Pursuant to such procedures, (a) such tender must be made by or through an eligible institution, (b) the properly completed and duly executed notice of guaranteed delivery must (i) state that the tender is being made, (ii) set forth the name and address of the holder of the restricted notes being tendered and the amount of the restricted notes being tendered, and (iii) guarantee that, within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically tendered restricted notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a properly completed and duly executed letter of transmittal, or an agent's message in lieu thereof, with any required signature guarantees and any other documents required by this letter of transmittal, will be deposited by the eligible institution with the exchange agent, and (c) the exchange agent must receive the certificates for the restricted notes, or a book-entry confirmation, and a properly completed and duly executed letter of transmittal, or an agent's message in lieu thereof, with any required signature guarantees and any other documents required by this letter of transmittal within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery.

        The method of delivery of certificates for the restricted notes, this letter of transmittal and all other required documents is at your election and sole risk. If delivery is by mail, we recommend registered mail with return receipt requested, properly insured, or overnight delivery service. In all cases, you should allow sufficient time to ensure delivery to the exchange agent before the expiration date. Delivery is complete when the exchange agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the exchange agent. Do not send letters of transmittal, certificates representing restricted notes or other documents to the Company or any Guarantor.

        See "The Exchange Offer" section of the prospectus.

2.     Signatures on this letter; Bond powers and endorsements; Guarantee of signatures.

        If any tendered restricted notes are owned of record by two or more joint owners, all of such owners must sign this letter.

        When this letter is signed by the registered holder or holders of the restricted notes specified herein and tendered hereby, no separate bond powers are required. If, however, the exchange notes are to be issued to a person other than the registered holder, then separate bond powers are required.

        If this letter or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "eligible institution").

        Signatures on this letter need not be guaranteed by an eligible institution, provided the restricted notes are tendered (i) by a registered holder of restricted notes (which term, for purposes of the exchange offer, includes any participant in the book-entry transfer facility system whose name appears on a security position listing as the holder of such restricted notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter or (ii) for the account of an eligible institution.

3.     Special issuance and delivery instructions.

        Tendering holders of restricted notes should indicate in the applicable box the name and address to which exchange notes issued pursuant to the exchange offer are to be sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering restricted notes by book-entry transfer may request that restricted notes not exchanged be credited to such account maintained at the book-entry transfer facility as such noteholder may designate hereon. If no such instructions are given, such restricted notes not exchanged will be returned to the name and address of the person signing this letter.

4.     Transfer taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of restricted notes to it or its order pursuant to the exchange offer. If, however, exchange notes and/or substitute restricted notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the restricted notes tendered hereby, or if tendered restricted notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the transfer of restricted notes to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. Exchange notes will not be issued unless satisfactory evidence of payment of such taxes or exemption therefrom is established by the registered holder.

5.     Waiver of conditions.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

6.     No conditional tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of restricted notes, by execution of this letter, shall waive any right to receive notice of the acceptance of their restricted notes for exchange.

        Neither the Company, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of restricted notes nor shall any of them incur any liability for failure to give any such notice.

7.     Partial tenders; Withdrawal rights.

        If less than all of the restricted notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of restricted notes tendered in the box entitled "Description of Restricted Notes—Principal Amount Tendered." A newly issued certificate for the restricted notes submitted but not tendered will be sent to such holder as soon as practicable after the expiration date. All restricted notes delivered to the exchange agent will be deemed to have been tendered unless otherwise clearly indicated.

        Tenders of restricted notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.

        For a withdrawal of a tender of restricted notes to be effective, a written notice of withdrawal must be received by the exchange agent at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must (i) specify the name of the person having tendered the restricted notes to be withdrawn (the "depositor"), (ii) identify the restricted notes to be withdrawn (including the principal amount of such restricted notes), and (iii) where certificates for restricted notes are transmitted, identify the name of the registered holder of the restricted notes, if different from that of the person withdrawing the restricted notes. If you delivered or otherwise identified certificated restricted notes to the exchange agent, you must submit the serial numbers of the restricted notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of restricted notes tendered for the account of an eligible institution. See "The Exchange Offer—Procedures for Tendering Old Notes—Signature Guarantees" for further information on the requirements for guarantees of signatures on notices of withdrawal. If you tendered restricted notes in accordance with applicable book-entry transfer procedures, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn restricted notes and you must deliver the notice of withdrawal to the exchange agent. You may not rescind withdrawals of tender; however, restricted notes properly withdrawn may again be tendered at any time on or prior to the expiration date in accordance with the procedures described under "The Exchange Offer—Procedures for Tendering Old Notes."

        The Company will determine, in its sole and absolute discretion, all questions regarding the validity, form and eligibility, including time of receipt, of notices of withdrawal. Its determination of these questions as well as its interpretation of the terms and conditions of the exchange offer, including this letter of transmittal, will be final and binding on all parties. None of the Company and the Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will any of them be liable for failing to give any such notice.

        Withdrawn restricted notes will be returned to the holder as promptly as practicable after withdrawal without cost to the holder. In the case of restricted notes tendered by book-entry transfer through DTC, the restricted notes withdrawn will be credited to an account maintained with DTC.

8.     Mutilated, lost, stolen or destroyed restricted notes.

        Any holder whose restricted notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address set forth herein for further instructions.

9.     Requests for assistance or additional copies.

        Questions relating to the procedure for tendering, requests for additional copies of the prospectus and this letter, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent at the address and telephone number indicated above. All other questions regarding the exchange offer should be directed to the following address or phone number:

Attn: [General Counsel]
Interval Leisure Group
6262 Sunset Drive
Miami, Florida 33143
(305) 666-1861

10.   Form W-9 and other backup withholding compliance.

        U.S. federal income tax law requires that a holder of Old Notes, whose notes are accepted for exchange, provide the Exchange Agent, as payer, with the holder's correct taxpayer identification number ("TIN") or otherwise establish a basis for an exemption from backup withholding. This information should be provided on Internal Revenue Service ("IRS") Form W-9, which is provided below. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. A holder must cross out item (2) in Part II on the Form W-9 if such holder is subject to backup withholding. If the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I of the Form W-9. If "Applied For" is written in the space provided for the TIN in Part I of the Form W-9 and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from all such payments with respect to the Old Notes.

        Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders (other than foreign persons) should furnish their TIN, complete the certification in Part II of the Form W-9, and sign and return the Form W-9 to the Exchange Agent. Each holder that is a foreign person, including entities, must submit an appropriate properly completed Internal Revenue Service Form W-8, certifying, under penalties of perjury, to such holder's foreign status in order to establish an exemption from backup withholding. An appropriate Form W-8 can be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent.

        If a holder of Old Notes does not provide the Exchange Agent with its correct TIN or an adequate basis for an exemption or an appropriate completed IRS Form W-8, such holder may be subject to backup withholding on payments made in exchange for any Old Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

        To prevent backup withholding, each holder of Old Notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN, or (b) an adequate basis for an exemption, or (2) provide a completed appropriate Form W-8.

        The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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